UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:  BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund

BlackRock Advantage Large Cap Value Fund

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

Master Advantage Large Cap Value Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap

              Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock Large Cap Series Funds, Inc.

▶	BlackRock Advantage Large Cap Core Fund

▶	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund, through its investment in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

During the period there were some stock specific events that adversely affected the Master Portfolio’s performance. Notably, an underweight position in Netflix Inc. detracted from performance after the company had a series of strong earnings reports. The underweight position in Netflix was driven by expensive valuations and declining sentiment from the informed investor community. Elsewhere, several stock selection signals struggled. In particular, signals that seek to capture trends across consumer activity, such as foot traffic in brick and mortar retail locations, weighed on results. Additionally, an insight that uses online hiring activity as a measure of growth detracted. Further, traditional measures used to identify growth companies at attractive valuations, such as comparing stocks across top-line sales and earnings, continued to struggle as the value style factor underperformed growth during the period.

Positive performance drivers within the Master Portfolio’s stock selection model shifted as market conditions evolved over the 12 months. Early in the period, markets were characterized by strong synchronized growth, pushing investors toward taking more risk as equity indices touched all-time highs and volatility remained near historical lows. This prompted investors to favor trend-based strategies, and momentum stocks led the market higher. Unsurprisingly, within the Master Portfolio, stock selection insights capturing trends and sentiment across market participants drove gains in this environment and represented the top-performing signal composite for the overall period. Specifically, signals that use text analysis across executive conference calls and sell-side analyst reports performed well. Similarly, a signal capturing trends across long term company fundamentals based on executive comments was highly additive. The latter half of the period was characterized by a shift in investor focus toward companies with growth sustainability. This benefited selection driven by the fundamental insight composite, notably through quality measures. Insights that evaluate cash flow and asset efficiency contributed to results as well. Finally, a signal that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance was a top performer.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal which identifies stock price reversals based on recent performance. In addition, a stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective was added during the period.

Describe portfolio positioning at period end.

The Master Portfolio remained largely neutral with respect to its sector weights relative to the Russell 1000® Index. At the end of the reporting period, the Fund had slight overweight positions relative to the benchmark in industrials and health care and slight underweight positions in financials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage Large Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An unmanaged index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.78%	17.36%	N/A	13.44%	N/A	10.92%	N/A
Service	9.69	17.11	N/A	13.05	N/A	10.57	N/A
Investor A	9.64	17.10	10.95%	13.14	11.92%	10.64	10.04%
Investor C	9.23	16.24	15.43	12.24	12.24	9.71	9.71
Class K	9.84	17.42	N/A	13.45	N/A	10.92	N/A
Class R	9.57	16.83	N/A	12.83	N/A	10.27	N/A
Russell 1000® Index	11.25	17.76	N/A	13.67	N/A	12.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)

	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,097.80	$2.50	$1,000.00	$1,022.55	$2.41	0.48%
Service	1,000.00	1,096.90	3.82	1,000.00	1,021.29	3.68	0.73
Investor A	1,000.00	1,096.40	3.82	1,000.00	1,021.29	3.68	0.73
Investor C	1,000.00	1,092.30	7.72	1,000.00	1,017.55	7.44	1.48
Class K	1,000.00	1,098.40	2.25	1,000.00	1,022.79	2.16	0.43
Class R	1,000.00	1,095.70	5.12	1,000.00	1,020.04	4.94	0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000 Value® Index.

What factors influenced performance?

The Master Portfolio’s stock selection model was broadly additive across insight composites. During the period many investors shifted focus toward companies with growth sustainability. This benefited selection for the fundamental insight composite, notably through quality measures. Specifically, insights that evaluate cash flow and asset efficiency contributed to results. A signal that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance was also a top performer. Further, an insight that identifies consistent dividend growth proved beneficial. Elsewhere, stock selection insights capturing trends and sentiment across market participants drove gains in the period. Specifically, a signal that captures trends across long term company fundamentals from executive comments was highly additive. Similarly, signals that use text analysis across executive conference calls and sell-side analyst reports performed well.

Despite overall outperformance, there were a few specific insights that did not work well during the period. Notably, a signal that captures trends in brick and mortar retailers by using cell phone geolocation data to trace foot traffic weighed on results. Another insight that struggled during the period was an insight that measures growth in online hiring activity. Elsewhere, traditional value measures hindered performance, specifically an insight that compares companies across earnings. Finally, there were stock specific events that ran contrary to portfolio positioning during the period, most notably an underweight to handset technology firm Qualcomm Inc.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal which identifies stock price reversals based on recent performance. Finally, a stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective was added during the period.

Describe portfolio positioning at period end.

The Master Portfolio remained largely neutral with respect to its sector weights relative to the Russell 1000 Value® Index. At the end of the reporting period, the Master Portfolio had slight overweight positions relative to the benchmark in real estate and information technology, and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage Large Cap Value Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.89%	11.16%	N/A	11.57%	N/A	8.87%	N/A
Service	6.72	10.84	N/A	11.25	N/A	8.60	N/A
Investor A	6.74	10.86	5.04%	11.25	10.06%	8.57	7.99%
Investor C	6.33	10.03	9.03	10.41	10.41	7.70	7.70
Class K	6.92	11.20	N/A	11.58	N/A	8.88	N/A
Class R	6.59	10.60	N/A	10.96	N/A	8.26	N/A
Russell 1000® Value Index	6.95	9.45	N/A	10.72	N/A	9.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(b)

	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,068.90	$2.83		$1,000.00	$1,022.61	$2.77		0.54%
Service	1,000.00	1,067.20	4.14		1,000.00	1,021.34	4.05		0.79
Investor A	1,000.00	1,067.40	4.14		1,000.00	1,021.34	4.05		0.79
Investor C	1,000.00	1,063.30	8.05		1,000.00	1,017.54	7.88		1.54
Class K	1,000.00	1,069.20	2.55		1,000.00	1,022.88	2.49		0.49
Class R	1,000.00	1,065.90	5.45		1,000.00	1,020.07	5.33		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value ( “NAV” ) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous page (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (the “Master Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2018

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — from the applicable Master	$2,332,046,135	$650,841,945
Receivables:
Capital shares sold	7,415,056	170,816
From the Administrator	258,107	94,917
Withdrawals from the Master	—	810,113
Deferred offering costs	—	6,877
Prepaid expenses	27,850	24,404

Total assets	2,339,747,148	651,949,072

LIABILITIES
Payables:
Board realignment and consolidation	78,692	25,017
Capital shares redeemed	2,262,375	980,929
Contributions to the Master Portfolio	5,152,681	—
Offering costs	31,800	21,267
Officer’s fees	180	114
Other accrued expenses	212,552	81,540
Other affiliates	118,894	2,538
Service and distribution fees	354,073	166,025
Transfer agent fees	793,978	205,033

Total liabilities	9,005,225	1,482,463

NET ASSETS	$2,330,741,923	$650,466,609

NET ASSETS CONSIST OF
Paid-in capital	$1,855,641,242	$536,062,325
Undistributed net investment income	22,199,788	7,858,469
Undistributed net realized gain allocated from the Master Portfolio	142,202,301	36,350,997
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	310,698,592	70,194,818

NET ASSETS	$2,330,741,923	$650,466,609

F I N A N C I A L S T A T E M E N T S	9

Statements of Assets and Liabilities

September 30, 2018  (concluded)

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE

Institutional:
Net assets	$1,197,728,936	$169,089,310

Shares outstanding	65,864,723	5,474,368

Net asset value	$18.18	$30.89

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Service:
Net assets	$176,616	$13,703,802

Shares outstanding	9,752	447,071

Net asset value	$18.11	$30.65

Shares authorized	50 million	50 million

Par Value	$0.10	$0.10

Investor A:
Net assets	$929,539,703	$337,798,062

Shares outstanding	53,046,830	11,162,640

Net asset value	$17.52	$30.26

Shares authorized	300 million	400 million

Par Value	$0.10	$0.10

Investor C:
Net assets	$159,350,776	$94,919,201

Shares outstanding	10,601,090	3,383,161

Net asset value	$15.03	$28.06

Shares authorized	400 million	400 million

Par Value	$0.10	$0.10

Class K:
Net assets	$2,458,369	$5,459,388

Shares outstanding	135,143	$176,704

Net asset value	$18.19	$30.90

Shares authorized	2 billion	2 billion

Par Value	$0.10	$0.10

Class R:
Net assets	$41,487,523	$29,496,846

Shares outstanding	2,533,242	1,013,731

Net asset value	$16.38	$29.10

Shares authorized	200 million	200 million

Par Value	$0.10	$0.10

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2018

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Dividends — unaffiliated	$40,312,599	$15,678,059
Other income	10,811	3,712
Dividends — affiliated	340,091	82,972
Securities lending income — affiliated — net	3,523	3,285
Foreign taxes withheld	(32,715)	(8,580)
Expenses	(9,480,319)	(3,441,852)
Fees waived	16,768	4,034

Total investment income	31,170,758	12,321,630

FUND EXPENSES
Administration	5,296,580	1,638,520
Service and distribution — class specific	4,162,555	2,042,409
Transfer agent — class specific	2,697,639	819,646
Printing	123,216	71,913
Registration	97,285	88,946
Board realignment and consolidation	78,692	25,017
Professional	69,260	50,841
Offering expense	31,972	31,972
Accounting services	1,939	1,939
Officer	312	6
Miscellaneous	18,398	16,013

Total expenses	12,577,848	4,787,222
Less:
Fees waived and/or reimbursed by the Administrator	(5,803,334)	(2,047,252)
Transfer agent fees waived and/or reimbursed — class specific	(1,922,304)	(598,055)

Total expenses after fees waived and/or reimbursed	4,852,210	2,141,915

Net investment income	26,318,548	10,179,715

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE MASTER PORTFOLIO
Net realized gain from capital distributions received from affiliated investment companies, futures contracts and investments	196,241,064	55,565,962
Net change in unrealized appreciation (depreciation) on investments	100,008,036	2,449,896

Total realized and unrealized gain	296,249,100	58,015,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$322,567,648	$68,195,573

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund		BlackRock Advantage Large Cap Value Fund
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,318,548	$11,861,961	$10,179,715	$6,413,274
Net realized gain	196,241,064	456,115,715	55,565,962	201,031,877
Net change in unrealized appreciation (depreciation)	100,008,036	(129,447,222)	2,449,896	(80,496,690)

Net increase in net assets resulting from operations	322,567,648	338,530,454	68,195,573	126,948,461

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(6,016,699)	(4,572,481)	(2,533,597)	(2,073,227)
Service	(2,671)	—	(164,115)	(136,813)
Investor A	(7,759,245)	(5,293,967)	(4,396,705)	(3,199,537)
Investor B	—	—	(1,609)	—
Investor C	—	—	(366,401)	(305,472)
Class R	(221,423)	(133,604)	(337,589)	(285,014)
From net realized gain:
Institutional	(153,405,419)	(26,543,495)	(733,984)	—
Service	(84,809)	(14,778)	(58,129)	—
Investor A	(254,552,624)	(45,147,678)	(1,523,603)	—
Investor B	(30,414)	(134,595)	(3,150)	—
Investor C	(57,510,521)	(21,200,135)	(492,588)	—
Class R	(10,613,870)	(2,266,400)	(150,349)	—

Decrease in net assets resulting from distributions to shareholders	(490,197,695)	(105,307,133)	(10,761,819)	(6,000,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	850,458,527	(149,342,224)	(71,782,542)	(90,764,661)

NET ASSETS
Total increase (decrease) in net assets	682,828,480	83,881,097	(14,348,788)	30,183,737
Beginning of year	1,647,913,443	1,564,032,346	664,815,397	634,631,660

End of year	$2,330,741,923	$1,647,913,443	$650,466,609	$664,815,397

Undistributed net investment income, end of year	$22,199,788	$9,848,816	$7,858,469	$5,447,086

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$21.42	$18.51		$17.36		$17.68	$14.85

Net investment income(a)	0.25	0.21		0.16		0.13	0.12
Net realized and unrealized gain (loss)	2.71	4.01		1.55		(0.35)	2.71

Net increase (decrease) from investment operations	2.96	4.22		1.71		(0.22)	2.83

Distributions(b)
From net investment income	(0.23)	(0.19)		(0.12)		(0.10)	—
From net realized gain	(5.97)	(1.12)		(0.44)		—	—

Total distributions	(6.20)	(1.31)		(0.56)		(0.10)	—

Net asset value, end of year	$18.18	$21.42		$18.51		$17.36	$17.68

Total Return(c)
Based on net asset value	17.36%	23.78	%(d)	9.97	%(d)	(1.25)%	19.06%

Ratios to Average Net Assets(e)
Total expenses(f)	0.79%	0.86%		0.88%		0.87%	0.88%

Total expenses after fees waived and/or reimbursed(f)	0.48%	0.75%		0.87%		0.87%	0.87%

Net investment income(f)	1.44%	1.07%		0.88%		0.72%	0.70%

Supplemental Data
Net assets, end of year (000)	$1,197,729	$514,830		$450,066		$458,589	$503,035

Portfolio turnover rate of the Master	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Service
	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$21.35	$18.34		$17.22		$17.55	$14.78

Net investment income(a)	0.21	0.14		0.09		0.07	0.06
Net realized and unrealized gain (loss)	2.71	3.97		1.53		(0.35)	2.71

Net increase (decrease) from investment operations	2.92	4.11		1.62		(0.28)	2.77

Distributions(b)
From net investment income	(0.19)	—		(0.06)		(0.05)	—
From net realized gain	(5.97)	(1.10)		(0.44)		—	—

Total distributions	(6.16)	(1.10)		(0.50)		(0.05)	—

Net asset value, end of year	$18.11	$21.35		$18.34		$17.22	$17.55

Total Return(c)
Based on net asset value	17.11%	23.26	%(d)	9.50	%(d)	(1.61)%	18.74%

Ratios to Average Net Assets(e)
Total expenses(f)	1.10%	1.23%		1.23%		1.21%	1.20%

Total expenses after fees waived and/or reimbursed(f)	0.73%	1.10%		1.23%		1.21%	1.20%

Net investment income(f)	1.18%	0.72%		0.51%		0.39%	0.38%

Supplemental Data
Net assets, end of year (000)	$177	$289		$246		$1,085	$1,096

Portfolio turnover rate of the Master	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$20.84	$18.04		$16.93		$17.24	$14.52

Net investment income(a)	0.20	0.16		0.11		0.08	0.07
Net realized and unrealized gain (loss)	2.63	3.89		1.51		(0.33)	2.65

Net increase (decrease) from investment operations	2.83	4.05		1.62		(0.25)	2.72

Distributions(b)
From net investment income	(0.18)	(0.13)		(0.07)		(0.06)	—
From net realized gain	(5.97)	(1.12)		(0.44)		—	—

Total distributions	(6.15)	(1.25)		(0.51)		(0.06)	—

Net asset value, end of year	$17.52	$20.84		$18.04		$16.93	$17.24

Total Return(c)
Based on net asset value	17.10%	23.38	%(d)	9.67	%(d)	(1.47)%	18.73%

Ratios to Average Net Assets(e)
Total expenses(f)	1.14%	1.22%		1.24%		1.23%	1.24%

Total expenses after fees waived and/or reimbursed(f)	0.73%	1.00%		1.14%		1.14%	1.14%

Net investment income(f)	1.19%	0.81%		0.62%		0.45%	0.44%

Supplemental Data
Net assets, end of year (000)	$929,540	$905,826		$747,639		$750,260	$810,944

Portfolio turnover rate of the Master	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$18.61	$16.22		$15.33		$15.69		$13.32

Net investment income (loss)(a)	0.06	(0.01)		(0.04)		(0.06)		(0.06)
Net realized and unrealized gain (loss)	2.29	3.50		1.37		(0.30)		2.43

Net increase (decrease) from investment operations	2.35	3.49		1.33		(0.36)		2.37

Distributions(b)
From net investment income	—	—		—		(0.00	)(c)	—
From net realized gain	(5.93)	(1.10)		(0.44)		—		—

Total distributions	(5.93)	(1.10)		(0.44)		—		—

Net asset value, end of year	$15.03	$18.61		$16.22		$15.33		$15.69

Total Return(d)
Based on net asset value	16.24%	22.42	%(e)	8.78	%(e)	(2.29)%		17.79%

Ratios to Average Net Assets(f)
Total expenses(g)	1.92%	1.97%		1.99%		1.96%		1.97%

Total expenses after fees waived and/or reimbursed(g)	1.48%	1.87%		1.98%		1.96%		1.97%

Net investment income (loss)(g)	0.44%	(0.04)%		(0.23)%		(0.37)%		(0.39)%

Supplemental Data
Net assets, end of year (000)	$159,351	$190,416		$327,447		$356,391		$394,765

Portfolio turnover rate of the Master	148%	130%		39%		41%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Period from 01/25/18(a) to 09/30/18
Net asset value, beginning of period	$17.48

Net investment income(b)	0.18
Net realized and unrealized gain	0.53

Net increase from investment operations	0.71

Net asset value, end of period	$18.19

Total Return(c)
Based on net asset value	4.06	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.72	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.43	%(g)

Net investment income(f)	1.55	%(g)

Supplemental Data
Net assets, end of period (000)	$2,458

Portfolio turnover rate of the Master	148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$19.85	$17.22		$16.18		$16.47	$13.91

Net investment income(a)	0.15	0.10		0.05		0.03	0.02
Net realized and unrealized gain (loss)	2.47	3.72		1.45		(0.32)	2.54

Net increase (decrease) from investment operations	2.62	3.82		1.50		(0.29)	2.56

Distributions(b)
From net investment income	(0.12)	(0.07)		(0.02)		—	—
From net realized gain	(5.97)	(1.12)		(0.44)		—	—

Total distributions	(6.09)	(1.19)		(0.46)		—	—

Net asset value, end of year	$16.38	$19.85		$17.22		$16.18	$16.47

Total Return(c)
Based on net asset value	16.83%	23.06	%(d)	9.36	%(d)	(1.76)%	18.40%

Ratios to Average Net Assets(e)
Total expenses(f)	1.38%	1.43%		1.45%		1.44%	1.43%

Total expenses after fees waived and/or reimbursed(f)	0.98%	1.30%		1.44%		1.43%	1.43%

Net investment income(f)	0.94%	0.52%		0.31%		0.15%	0.15%

Supplemental Data
Net assets, end of year (000)	$41,488	$36,445		$35,921		$36,412	$42,962

Portfolio turnover rate of the Master	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$28.32	$23.57	$21.58	$22.25	$18.85

Net investment income(a)	0.55	0.36	0.26	0.23	0.22
Net realized and unrealized gain (loss)	2.57	4.74	1.96	(0.65)	3.18

Net increase (decrease) from investment operations	3.12	5.10	2.22	(0.42)	3.40

Distributions
From net investment income(b)	(0.43)	(0.35)	(0.23)	(0.25)	—
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.55)	(0.35)	(0.23)	(0.25)	—

Net asset value, end of year	$30.89	$28.32	$23.57	$21.58	$22.25

Total Return(c)
Based on net asset value(d)	11.16%	21.79%	10.35%	(1.94)%	18.04%

Ratios to Average Net Assets(e)
Total expenses(f)	0.92%	0.94%	0.92%	0.91%	0.89%

Total expenses after fees waived and/or reimbursed(f)	0.54%	0.77%	0.87%	0.86%	0.84%

Net investment income(f)	1.87%	1.37%	1.18%	1.01%	1.07%

Supplemental Data
Net assets, end of year (000)	$169,089	$166,970	$143,113	$162,376	$184,691

Portfolio turnover rate of the Master	143%	137%	40%	30%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Total return	—	21.66%	10.25%	—	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Service
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$28.11	$23.38	$21.40	$22.07	$18.75

Net investment income(a)	0.47	0.28	0.19	0.16	0.16
Net realized and unrealized gain (loss)	2.54	4.72	1.95	(0.65)	3.16

Net increase (decrease) from investment operations	3.01	5.00	2.14	(0.49)	3.32

Distributions
From net investment income(b)	(0.35)	(0.27)	(0.16)	(0.18)	—
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.47)	(0.27)	(0.16)	(0.18)	—

Net asset value, end of year	$30.65	$28.11	$23.38	$21.40	$22.07

Total Return(c)
Based on net asset value(d)	10.84%	21.48%	10.03%	(2.27)%	17.71%

Ratios to Average Net Assets(e)
Total expenses(f)	1.21%	1.24%	1.23%	1.20%	1.20%

Total expenses after fees waived and/or reimbursed(f)	0.79%	1.06%	1.18%	1.15%	1.15%

Net investment income(f)	1.62%	1.08%	0.87%	0.72%	0.76%

Supplemental Data
Net assets, end of year (000)	$13,704	$13,313	$13,313	$11,931	$14,155

Portfolio turnover rate of the Master	143%	137%	40%	30%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Total return	—	21.35%	9.93%	—	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.76	$23.09	$21.14	$21.79	$18.52

Net investment income(a)	0.47	0.28	0.19	0.16	0.15
Net realized and unrealized gain (loss)	2.51	4.65	1.92	(0.64)	3.12

Net increase (decrease) from investment operations	2.98	4.93	2.11	(0.48)	3.27

Distributions
From net investment income(b)	(0.36)	(0.26)	(0.16)	(0.17)	—
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.48)	(0.26)	(0.16)	(0.17)	—

Net asset value, end of year	$30.26	$27.76	$23.09	$21.14	$21.79

Total Return(c)
Based on net asset value(d)	10.86%	21.49%	10.01%	(2.23)%	17.66%

Ratios to Average Net Assets(e)
Total expenses(f)	1.20%	1.22%	1.22%	1.22%	1.22%

Total expenses after fees waived and/or reimbursed(f)	0.79%	1.04%	1.17%	1.17%	1.17%

Net investment income(f)	1.61%	1.10%	0.88%	0.69%	0.74%

Supplemental Data
Net assets, end of year (000)	$337,798	$346,128	$286,786	$297,653	$352,267

Portfolio turnover rate of the Master	143%	137%	40%	30%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Total return	—	21.36%	9.91%	—	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$25.71	$21.36	$19.57	$20.19	$17.29

Net investment income (loss)(a)	0.23	0.07	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.33	4.32	1.78	(0.60)	2.91

Net increase (decrease) from investment operations	2.56	4.39	1.80	(0.61)	2.90

Distributions
From net investment income(b)	(0.09)	(0.04)	(0.01)	(0.01)	—
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.21)	(0.04)	(0.01)	(0.01)	—

Net asset value, end of year	$28.06	$25.71	$21.36	$19.57	$20.19

Total Return(c)
Based on net asset value(d)	10.03%	20.59%	9.18%	(3.00)%	16.77%

Ratios to Average Net Assets(e)
Total expenses(f)	1.97%	1.98%	1.98%	1.98%	2.01%

Total expenses after fees waived and/or reimbursed(f)	1.54%	1.84%	1.93%	1.93%	1.95%

Net investment income (loss)(f)	0.87%	0.29%	0.12%	(0.07)%	(0.05)%

Supplemental Data
Net assets, end of year (000)	$94,919	$104,248	$156,999	$171,844	$204,312

Portfolio turnover rate of the Master	143%	137%	40%	30%	32%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Total return	—	20.44%	9.08%	—	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Period from 01/25/18(a) to 09/30/18
Net asset value, beginning of period	$30.90

Net investment income(b)	0.39
Net realized and unrealized loss	(0.39)

Net increase (decrease) from investment operations	—

Net asset value, end of period	$30.90

Total Return(c)
Based on net asset value	0.00	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.83	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.49	%(g)

Net investment income(f)	1.88	%(g)

Supplemental Data
Net assets, end of period (000)	$5,459

Portfolio turnover rate of the Master	143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Year Ended September 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$26.70	$22.21	$20.33	$20.96	$17.86

Net investment income(a)	0.38	0.20	0.13	0.09	0.09
Net realized and unrealized gain (loss)	2.42	4.48	1.84	(0.61)	3.01

Net increase (decrease) from investment operations	2.80	4.68	1.97	(0.52)	3.10

Distributions
From net investment income(b)	(0.28)	(0.19)	(0.09)	(0.11)	—
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.40)	(0.19)	(0.09)	(0.11)	—

Net asset value, end of year	$29.10	$26.70	$22.21	$20.33	$20.96

Total Return(c)
Based on net asset value(d)	10.60%	21.15%	9.74%	(2.52)%	17.36%

Ratios to Average Net Assets(e)
Total expenses(f)	1.47%	1.50%	1.49%	1.48%	1.48%

Total expenses after fees waived and/or reimbursed(f)	1.04%	1.33%	1.44%	1.43%	1.43%

Net investment income(f)	1.37%	0.80%	0.61%	0.43%	0.48%

Supplemental Data
Net assets, end of year (000)	$29,497	$33,484	$34,213	$34,551	$43,377

Portfolio turnover rate of the Master	143%	137%	40%	30%	32%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Total return	—	21.01%	9.64%	—	—

(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized is a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, as a “Fund” and are each a series of the Corporation:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Master Portfolio” or collectively, the “Master Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Advantage Large Cap Core invests all of its assets in Master Advantage Large Cap Core Portfolio. Advantage Large Cap Value invest all of its assets in Master Advantage Large Cap Value Portfolio. Each Master Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Master Portfolio reflects the Fund’s proportionate interest in the net assets of such Master Portfolio. The performance of a Fund is directly affected by the performance of the applicable Master Portfolio. At September 30, 2018, the percentage of Master Advantage Large Cap Core Portfolio owned by Advantage Large Cap Core was 75.2%; and the percentage of Master Advantage Large Cap Value Portfolio owned by Advantage Large Cap Value was 99.9%. As such, the financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The Funds offer multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, Investor C, Shares will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures, except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan. The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	Class K commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Funds’ issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Funds each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Funds. The Funds do not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B(a)	Investor C	Class R

Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75	0.25

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$ 781	$2,269,490	$ 264	$1,711,998	180,022	$4,162,555
Advantage Large Cap Value	33,807	854,522	1,585	995,575	156,920	2,042,409

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Advantage Large Cap Core	$68,714	$ 4	$ 4	$68,722
Advantage Large Cap Value	2,327	1,104	—	3,431

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders.

26	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

For the year ended September 30, 2018, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$59,375	$ 26	$145,703	$999	$8,799	$257	$215,159
Advantage Large Cap Value	1,117	4,123	28,770	41	1,340	141	35,532

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$716,945	$ 412	$1,576,258	$8,017	$338,134	$32	$57,841	$2,697,639
Advantage Large Cap Value	166,965	19,196	435,103	41	152,234	38	46,069	819,646

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Advantage Large Cap Core	$17,770
Advantage Large Cap Value	12,134

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Core	$1,616	$3,977
Advantage Large Cap Value	—	820

Expense Limitations, Waivers and Reimbursements: With respect to the Funds, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Core		Advantage Large Cap Value

Institutional	0.48%		0.54%
Service	0.73		0.79
Investor A	0.73		0.79
Investor B(a)	1.48		1.54
Investor C	1.48		1.54
Class K	0.43	(b)	0.49	(b)
Class R	0.98		1.04

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Effective January 25, 2018, implemented contractual cap upon commencement through January 31, 2019.

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021 for Advantage Large Cap Core and January 31, 2019 for Advantage Large Cap Value, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2018, the Administrator waived and/or reimbursed $5,724,642 and $2,022,235 for Advantage Large Cap Core and Advantage Large Cap Value, respectively, which is included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the year ended September 30, 2018, class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Core	$329,263	$ 309	$1,257,433	$8,017	$282,013	32	$45,237	$1,922,304
Advantage Large Cap Value	109,903	14,542	318,873	40	119,092	38	35,567	$ 598,055

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Administrator has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended September 30, 2018, the amount reimbursed for Advantage Large Cap Core and Advantage Large Cap Value was $78,692 and $25,017, respectively.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the income recognized from partnership interests, non-deductible expenses and foreing currency transactions were reclassified to the following accounts:

	Advantage Large Cap Core	Advantage Large Cap Value

Paid-in capital	$(31,972)	$(31,972)
Undistributed net investment income	32,462	31,684
Undistributed net realized gain allocated from the Master Portfolio	(490)	288

The tax character of distributions paid was as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Ordinary income
9/30/18	$58,655,925	$10,102,352
9/30/17	10,839,539	6,000,063
Long-term capital gains
9/30/18	$431,541,770	659,467
9/30/17	94,467,594	—
Total

9/30/18	$490,197,695	$10,761,819

9/30/17	$105,307,133	$6,000,063

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Large Cap Core	Advantage Large Cap Value
Undistributed ordinary income	$110,229,174	$38,800,480
Undistributed long-term capital gains	76,274,225	23,076,408
Net unrealized gains (losses)(a)	288,597,282	52,527,396

	$475,100,681	$114,404,284

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

6.	Capital Share Transactions

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/18		Year Ended 09/30/17
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	46,000,719	$775,682,650	3,355,709	$66,602,747
Shares issued in reinvestment of distributions	8,284,642	134,211,185	1,351,840	25,401,087
Shares redeemed	(12,460,980)	(214,348,172)	(4,975,753)	(97,495,716)

Net increase (decrease)	41,824,381	$695,545,663	(268,204)	$(5,491,882)

Service
Shares sold	3,544	$66,317	272	$5,598
Shares issued in reinvestment of distributions	5,410	87,480	787	14,778
Shares redeemed	(12,738)	(227,466)	(915)	(18,423)

Net increase (decrease)	(3,784)	$(73,669)	144	$1,953

Investor A
Shares issued from conversion(a)	7,089	$112,430	—	$—
Shares sold and automatic conversion of shares	3,328,876	58,089,461	9,022,472	177,382,324
Shares issued in reinvestment of distributions	15,151,484	237,115,672	2,527,676	46,332,350
Shares redeemed	(8,904,404)	(153,056,768)	(9,531,969)	(184,935,126)

Net increase	9,583,045	142,260,795	2,018,179	$38,779,548

Investor B
Shares sold	—	$—	1,443	$24,226
Shares issued in reinvestment of distributions	2,118	30,372	7,721	129,168
Shares converted(a)	(7,743)	(112,430)	—	—
Shares redeemed and automatic conversion of shares	(66)	(1,239)	(168,424)	(2,908,523)

Net decrease	(5,691)	(83,297)	(159,260)	$(2,755,129)

Investor C
Shares sold	748,962	$11,088,202	896,117	$15,289,073
Shares issued in reinvestment of distributions	3,916,476	52,872,420	1,084,298	17,858,453
Shares redeemed	(4,296,898)	(63,653,054)	(11,934,091)	(208,331,669)

Net increase (decrease)	368,540	$307,568	(9,953,676)	$(175,184,143)

	Period from 01/25/18(b) to 09/30/18

Class K
Shares sold	158,072	$2,645,271
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(22,929)	(392,072)

Net increase	135,143	$2,253,199

	Year Ended 09/30/18

Class R
Shares sold	702,016	$11,451,689	323,149	$5,880,986
Shares issued in reinvestment of distributions	738,850	10,824,152	137,182	2,399,315
Shares redeemed	(744,087)	(12,027,573)	(710,234)	(12,972,872)

Net increase (decrease)	696,779	$10,248,268	(249,903)	$(4,692,571)

Total Net Increase (Decrease)	52,598,413	$850,458,527	(8,612,720)	$(149,342,224)

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended 09/30/18		Year Ended 09/30/17
Advantage Large Cap Value	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,059,653	$31,257,209	1,411,085	$37,112,743
Shares issued in reinvestment of distributions	87,557	2,538,269	62,595	1,610,572
Shares redeemed	(1,568,081)	(46,415,312)	(1,650,555)	(42,856,343)

Net decrease	(420,871)	$(12,619,834)	(176,875)	$(4,133,028)

Service
Shares sold	3,957	$116,093	3,599	$93,324
Shares issued in reinvestment of distributions	7,572	218,294	5,231	133,866
Shares redeemed	(38,129)	(1,116,157)	(56,098)	(1,485,676)

Net decrease	(26,600)	$(781,770)	(47,268)	$(1,258,486)

Investor A
Shares issued from conversion(a)	22,030	$634,485	—	$—
Shares sold and automatic conversion of shares	807,835	23,395,227	2,942,448	76,580,774
Shares issued in reinvestment of distributions	189,158	5,383,558	117,813	2,977,141
Shares redeemed	(2,325,072)	(67,501,084)	(3,010,913)	(77,526,669)

Net increase (decrease)	(1,306,049)	$(38,087,814)	49,348	$2,031,246

Investor B
Shares sold	—	$62	1,175	$27,577
Shares issued in reinvestment of distributions	178	4,759	—	—
Shares converted(a)	(23,439)	(634,485)	—	—
Shares redeemed and automatic conversion of shares	(2,717)	(71,805)	(37,527)	(891,088)

Net decrease	(25,978)	$(701,469)	(36,352)	$(863,511)

Investor C
Shares sold	302,147	$8,095,600	525,529	$12,464,940
Shares issued in reinvestment of distributions	31,389	833,387	11,765	276,957
Shares redeemed	(1,005,844)	(27,015,261)	(3,831,759)	(92,264,091)

Net decrease	(672,308)	$(18,086,274)	(3,294,465)	$(79,522,194)

	Period from 01/25/18(b) to 09/30/18

Class K
Shares sold	184,129	$5,408,891
Shares redeemed	(7,425)	(222,141)

Net increase	176,704	$5,186,750

	Year Ended 09/30/18
Class R
Shares sold	156,293	$4,347,232	291,008	$7,170,878
Shares issued in reinvestment of distributions	17,789	487,761	11,697	284,931
Shares redeemed	(414,468)	(11,527,124)	(588,996)	(14,474,497)

Net decrease	(240,386)	$(6,692,131)	(286,291)	$(7,018,688)

Total Net Decrease	(2,515,488)	$(71,782,542)	(3,791,903)	$(90,764,661)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Commencement of operations.

As of September 30, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Core	Advantage Large Cap Value
Class K	11,442	6,472

30	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

7.	Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

At a meeting held on May 17, 2018, the Board of Directors of BlackRock Large Cap Series Funds, Inc. and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Equity Fund (the “Target Fund”) with and into the BlackRock Advantage Large Cap Core Fund (the “Fund”). On September 14, 2018, the shareholders of the Target Fund approved the Reorganization at a special shareholder meeting. The Reorganization closed on November 19, 2018.

Upon the consummation of the Reorganization, shareholders of the Target Fund became shareholders of the Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes. Shareholders of the Target Fund received shares of the Fund with a total dollar value equal to that of the Target Fund shares owned by the shareholder immediately prior to the Reorganization.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund, and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Funds”) as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date	BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Value

Qualified Dividend Income for Individuals(a)	12/05/2017	54.21%	87.95%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	12/05/2017	48.41%	87.08%
Long Term Capital Gain Per Share	12/05/2017	$5.402906	$0.027764

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

32	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of September 30, 2018	Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	4%
Apple Inc.	3
Amazon.com, Inc.	2
Facebook, Inc., Class A	2
Walmart, Inc.	2
Cisco Systems, Inc.	2
Gilead Sciences, Inc.	1
Citigroup, Inc.	1
Raytheon Co.	1
Humana, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	26%
Health Care	15
Consumer Discretionary	13
Financials	13
Industrials	11
Consumer Staples	7
Energy	5
Real Estate	3
Materials	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

Master Advantage Large Cap Value Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Johnson & Johnson	2%
Citigroup, Inc.	2
Cisco Systems, Inc.	2
Exxon Mobil Corp.	2
JPMorgan Chase & Co.	2
Walmart, Inc.	2
Berkshire Hathaway, Inc., Class B	2
AT&T Inc.	2
ConocoPhillips	2
Merck & Co., Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	22%
Health Care	16
Information Technology	10
Energy	10
Industrials	8
Consumer Discretionary	8
Consumer Staples	7
Utilities	6
Real Estate	5
Materials	4
Telecommunication Services	3
Short-Term Securities	1
Liabilities in Excess of Other Assets	—	(b)

(a)	Amount is greater than 0.5%
(b)	Amount is greater than (0.05)%.

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

P O R T F O L I O I N F O R M A T I O N	33

Schedule of Investments September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 2.5%
Boeing Co.	13,506	$5,022,881
Curtiss-Wright Corp.	59,563	8,185,147
General Dynamics Corp.	48,930	10,016,950
Lockheed Martin Corp.	34,344	11,881,650
Raytheon Co.	199,062	41,138,153
Rockwell Collins, Inc.	18,237	2,561,751

		78,806,532
Air Freight & Logistics — 0.2%
FedEx Corp.	19,603	4,720,206

Airlines — 0.4%
Delta Air Lines, Inc.	221,795	12,826,405

Auto Components — 0.0%
BorgWarner, Inc.	27,365	1,170,675

Banks — 4.1%
Bank of America Corp.	344,263	10,141,988
Citigroup, Inc.	588,395	42,211,457
Citizens Financial Group, Inc.	443,581	17,108,919
East West BanCorp, Inc.	33,468	2,020,463
First Hawaiian, Inc.	310,189	8,424,733
First Republic Bank (a)	350,057	33,605,472
JPMorgan Chase & Co.	125,550	14,167,062
Synovus Financial Corp.	8,327	381,293

		128,061,387
Beverages — 1.0%
Coca-Cola European Partners PLC	76,295	3,469,134
Keurig Dr Pepper, Inc.	19,886	460,759
Monster Beverage Corp. (b)	79,469	4,631,453
PepsiCo, Inc.	197,221	22,049,308

		30,610,654
Biotechnology — 4.2%
AbbVie, Inc.	316,084	29,895,225
Amgen, Inc.	34,820	7,217,838
Celgene Corp. (b)	310,142	27,754,608
Gilead Sciences, Inc.	592,563	45,751,789
Vertex Pharmaceuticals, Inc. (b)	106,955	20,614,507

		131,233,967
Building Products — 1.0%
Fortune Brands Home & Security, Inc.	592,216	31,008,430

Capital Markets — 3.8%
Charles Schwab Corp.	548,534	26,960,446
Moelis & Co., Class A	423,742	23,221,062
Morgan Stanley	802,802	37,386,489
S&P Global, Inc.	154,933	30,272,359

		117,840,356
Chemicals — 1.8%
Air Products & Chemicals, Inc.	216,795	36,215,605
Eastman Chemical Co.	96,105	9,199,171
Ecolab, Inc.	50,957	7,989,038
WR Grace & Co.	40,401	2,887,055

		56,290,869
Commercial Services & Supplies — 0.3%
Clean Harbors, Inc. (b)	132,960	9,517,277

Communications Equipment — 2.1%
Cisco Systems, Inc.	988,249	48,078,314
InterDigital, Inc.	9	720
Motorola Solutions, Inc.	69,472	9,041,086
Palo Alto Networks, Inc. (b)	31,864	7,177,685

		64,297,805
Consumer Finance — 0.9%
American Express Co.	187,877	20,007,022

Security	Shares	Value
Consumer Finance (continued)
Capital One Financial Corp.	29,182	$2,770,247
Green Dot Corp., Class A (b)	55,507	4,930,132
OneMain Holdings, Inc. (b)	37,048	1,245,183

		28,952,584
Containers & Packaging — 0.3%
Packaging Corp. of America	93,347	10,239,232

Diversified Consumer Services — 0.4%
H&R Block, Inc.	493,852	12,716,689

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B (b)	99,463	21,296,023

Diversified Telecommunication Services — 1.0%
AT&T Inc.	538,688	18,089,143
Zayo Group Holdings, Inc. (b)	349,260	12,126,307

		30,215,450
Electric Utilities — 1.4%
Evergy, Inc.	156,526	8,596,408
Eversource Energy	18,237	1,120,481
IDACORP, Inc.	100,829	10,005,262
Pinnacle West Capital Corp.	270,678	21,432,284
Portland General Electric Co.	41,650	1,899,656

		43,054,091
Electrical Equipment — 1.5%
AMETEK, Inc.	422,005	33,389,036
Rockwell Automation, Inc.	69,659	13,062,456

		46,451,492
Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	97,035	8,628,352
Dolby Laboratories, Inc., Class A	51,080	3,574,068
TE Connectivity Ltd.	46,451	4,084,436
Zebra Technologies Corp., Class A (b)	18,026	3,187,538

		19,474,394
Energy Equipment & Services — 0.5%
Halliburton Co.	362,203	14,680,088

Equity Real Estate Investment Trusts (REITs) — 3.3%
Highwoods Properties, Inc.	78,975	3,732,358
Host Hotels & Resorts, Inc.	406,171	8,570,208
Outfront Media, Inc.	144,874	2,890,236
Park Hotels & Resorts, Inc.	51,497	1,690,132
Prologis, Inc.	586,332	39,747,446
Realty Income Corp.	283,138	16,107,721
Simon Property Group, Inc.	168,880	29,849,540

		102,587,641
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	70,044	16,451,935
Walmart, Inc.	516,715	48,524,706

		64,976,641
Food Products — 2.1%
Archer-Daniels-Midland Co.	616,080	30,970,342
Hershey Co.	345,897	35,281,494

		66,251,836
Gas Utilities — 0.1%
UGI Corp.	37,762	2,095,036

Health Care Equipment & Supplies — 2.5%
Danaher Corp.	172,412	18,734,288
IDEXX Laboratories, Inc. (b)	14,622	3,650,528
Masimo Corp. (b)	274,118	34,138,656
Stryker Corp.	115,535	20,528,259

		77,051,731
Health Care Providers & Services — 3.1%
Aetna, Inc.	35,628	7,227,140

34	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services (continued)
AmerisourceBergen Corp.	124,498	$11,481,206
Express Scripts Holding Co. (b)	40,246	3,823,772
Humana, Inc.	120,772	40,883,737
McKesson Corp.	87,670	11,629,425
UnitedHealth Group, Inc.	16,573	4,409,081
WellCare Health Plans, Inc. (b)	50,165	16,077,381

		95,531,742
Health Care Technology — 1.0%
Veeva Systems, Inc., Class A (b)	275,519	29,995,754

Hotels, Restaurants & Leisure — 3.8%
Carnival Corp.	275,377	17,560,791
Darden Restaurants, Inc.	187,782	20,879,481
Domino’s Pizza, Inc.	16,294	4,803,471
Las Vegas Sands Corp.	603,331	35,795,628
McDonald’s Corp.	232,518	38,897,936

		117,937,307
Household Durables — 0.5%
DR Horton, Inc.	77,435	3,266,208
Garmin Ltd.	162,579	11,388,659

		14,654,867
Household Products — 0.3%
Church & Dwight Co., Inc.	156,260	9,277,156

Insurance — 3.2%
Allstate Corp.	375,477	37,059,580
American Financial Group, Inc.	114,290	12,682,761
Athene Holding Ltd., Class A (b)	185,641	9,590,214
First American Financial Corp.	73,865	3,810,695
Hartford Financial Services Group, Inc.	149,139	7,450,984
Lincoln National Corp.	221,048	14,956,108
Progressive Corp.	173,544	12,328,566
Prudential Financial, Inc.	15,205	1,540,571

		99,419,479
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. (b)	34,744	69,592,232
Netflix, Inc. (b)	22,316	8,349,085

		77,941,317
Internet Software & Services — 4.7%
Alphabet, Inc., Class A (b)	20,297	24,500,103
Alphabet, Inc., Class C (b)	33,923	40,486,083
Facebook, Inc., Class A (b)	372,249	61,220,071
GoDaddy, Inc., Class A (b)	87,929	7,332,399
New Relic, Inc. (b)	18,653	1,757,672
Twitter, Inc. (b)	67,325	1,916,069
Yelp, Inc. (b)	176,421	8,679,913

		145,892,310
IT Services — 4.7%
Booz Allen Hamilton Holding Corp.	556,211	27,604,752
Fidelity National Information Services, Inc.	316,741	34,546,941
First Data Corp., Class A (b)	459,529	11,244,675
International Business Machines Corp.	27,047	4,089,777
MasterCard, Inc., Class A	158,040	35,181,284
Square, Inc., Class A (b)	70,080	6,938,621
Total System Services, Inc.	55,518	5,481,847
Visa, Inc., Class A	144,130	21,632,472

		146,720,369
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	93,724	6,611,291

Machinery — 3.3%
Crane Co.	239,871	23,591,313
Illinois Tool Works, Inc.	252,724	35,664,411
Ingersoll-Rand PLC	106,478	10,892,699
ITT, Inc.	20,690	1,267,469

Security	Shares	Value
Machinery (continued)
Oshkosh Corp.	73,589	$5,242,480
PACCAR, Inc.	362,820	24,740,696

		101,399,068
Media — 1.7%
Comcast Corp., Class A	471,582	16,698,719
Interpublic Group of Cos., Inc.	397,841	9,098,624
John Wiley & Sons, Inc., Class A	27,425	1,661,955
Liberty Media Corp. — Liberty SiriusXM, Class A (b)	181,353	7,877,974
Liberty Media Corp. — Liberty SiriusXM, Class C (b)	98,244	4,268,702
Twenty-First Century Fox, Inc., Class B	14,705	673,783
Viacom, Inc., Class B	310,824	10,493,418
World Wrestling Entertainment, Inc., Class A	27,435	2,653,788

		53,426,963
Metals & Mining — 0.3%
Newmont Mining Corp.	249,823	7,544,655
Reliance Steel & Aluminum Co.	36,872	3,144,813

		10,689,468
Multiline Retail — 1.3%
Target Corp.	447,328	39,458,803

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	230,123	6,362,901
CMS Energy Corp.	38,646	1,893,654
Consolidated Edison, Inc.	140,107	10,674,752

		18,931,307
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	504,121	33,982,797
Chevron Corp.	5,552	678,898
ConocoPhillips	460,423	35,636,740
Continental Resources, Inc. (b)	38,337	2,617,650
Exxon Mobil Corp.	186,226	15,832,934
Occidental Petroleum Corp.	238,669	19,611,432
Phillips 66	290,069	32,696,578
Plains GP Holdings LP, Class A	25,796	632,776
Suncor Energy, Inc.	178,897	6,921,525

		148,611,330
Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	61,994	9,008,968
Herbalife Nutrition Ltd. (b)	141,655	7,727,280

		16,736,248
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	609,507	37,838,195
Eli Lilly & Co.	143,566	15,406,067
Johnson & Johnson	161,415	22,302,710
Merck & Co., Inc.	403,336	28,612,656
Zoetis, Inc.	171,617	15,713,253

		119,872,881
Professional Services — 0.6%
Insperity, Inc.	81,803	9,648,664
ManpowerGroup, Inc.	93,732	8,057,203

		17,705,867
Road & Rail — 0.7%
Landstar System, Inc.	61,557	7,509,954
Norfolk Southern Corp.	69,814	12,601,427

		20,111,381
Semiconductors & Semiconductor Equipment — 3.7%
Applied Materials, Inc.	193,602	7,482,717
Broadcom, Inc.	40,934	10,099,646
Intel Corp.	541,146	25,590,794
Maxim Integrated Products, Inc.	595,009	33,552,557

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	39,829	$11,192,746
Xilinx, Inc.	332,414	26,649,630

		114,568,090
Software — 6.3%
Adobe Systems, Inc. (b)	56,372	15,217,621
Cadence Design Systems, Inc. (b)	52,600	2,383,832
CDK Global, Inc.	47,853	2,993,684
Microsoft Corp.	1,040,295	118,978,539
RingCentral, Inc., Class A (b)	80,497	7,490,246
salesforce.com, Inc. (b)	11,230	1,785,907
VMware, Inc., Class A (b)	175,584	27,401,639
Zendesk, Inc. (a)(b)	290,581	20,631,251

		196,882,719
Specialty Retail — 1.9%
AutoNation, Inc. (b)	92,808	3,856,172
Penske Automotive Group, Inc. (a)	385,649	18,275,906
Tiffany & Co.	126,879	16,363,585
TJX Cos., Inc.	174,929	19,595,547

		58,091,210
Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.	466,919	105,402,295
HP Inc.	554,037	14,277,533
Pure Storage, Inc., Class A (b)	260,407	6,757,562

		126,437,390
Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc. (b)	64,337	10,454,119
Michael Kors Holdings Ltd. (b)	152,962	10,487,075
NIKE, Inc., Class B	106,076	8,986,759
VF Corp.	75,494	7,054,914

		36,982,867
Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd. (b)	74,361	3,290,474

Tobacco — 0.4%
Altria Group, Inc.	76,337	4,603,884

Security	Shares		Value
Tobacco (continued)
Philip Morris International, Inc.		107,114	$8,734,076

			13,337,960
Water Utilities — 0.2%
American Water Works Co., Inc.		61,546	5,414,202

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.		427,851	13,019,506

Total Long-Term Investments — 98.8% (Cost: $2,643,706,986)			3,065,376,817

Short-Term Securities — 1.0%

Money Markets Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (c)(d)		30,370,653	30,370,653

Total Money Market Funds — 1.0% (Cost: $30,370,653)			30,370,653

	Par (000)
Time Deposits — 0.0%
United States — 0.0%
Australia and New Zealand Banking Group Ltd., 2.19%, 10/01/18	USD	388	388,340

Total Time Deposits — 0.0% (Cost: $388,340)			388,340

Total Short-Term Investments — 1.0% (Cost: $30,758,993)			30,758,993

Total Investments — 99.8% (Cost: $2,674,465,979)			3,096,135,810

Other Assets Less Liabilities — 0.2%			7,052,804

Net Assets — 100.0%			$3,103,188,614

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)

BlackRock Liquidity Funds, T-Fund, Institutional Class	20,828,948	9,541,705	30,370,653	$30,370,653	$444,859		$89		$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	4,625	(b)	525		—

				$30,370,653	$449,484		$614		$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P    Standard & Poor’s

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	230	12/21/18	$33,569	$73,701

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$73,701	$—	$—	$—	$73,701

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain from:
Futures contracts	$—	$—	$4,558,670	$—	$—	$—	$4,558,670

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(287,051)	$—	$—	$—	$ (287,051)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,571,043

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$3,065,376,817	$—	$—	$3,065,376,817
Short-Term Securities	30,370,653	388,340	—	30,758,993

	$3,095,747,470	$388,340	$—	$3,096,135,810

Derivative Financial Instruments(b)
Assets:
Equity contracts	$73,701	$—	$—	$73,701

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

38	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 1.4%
Curtiss-Wright Corp.	7,289	$1,001,654
General Dynamics Corp.	11,221	2,297,163
Raytheon Co.	23,962	4,951,987
Rockwell Collins, Inc.	6,706	941,992

		9,192,796
Airlines — 0.4%
Delta Air Lines, Inc.	51,194	2,960,549

Banks — 10.0%
Bank of America Corp.	267,714	7,886,854
Citigroup, Inc.	215,844	15,484,649
Citizens Financial Group, Inc.	196,446	7,576,922
East West BanCorp, Inc.	16,480	994,898
First Hawaiian, Inc.	140,686	3,821,032
First Horizon National Corp.	7,156	123,513
First Republic Bank	79,976	7,677,696
JPMorgan Chase & Co.	121,567	13,717,620
KeyCorp	15,328	304,874
Signature Bank	12,843	1,474,890
Synovus Financial Corp.	37,343	1,709,936
Wells Fargo & Co.	77,833	4,090,902

		64,863,786
Biotechnology — 2.0%
AbbVie, Inc.	15,104	1,428,536
Celgene Corp. (a)	32,317	2,892,048
Gilead Sciences, Inc.	109,478	8,452,796
Vertex Pharmaceuticals, Inc. (a)	2,474	476,839

		13,250,219
Building Products — 1.1%
Fortune Brands Home & Security, Inc.	134,302	7,032,053

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	6,313	863,113
Charles Schwab Corp.	52,898	2,599,937
Invesco Ltd.	22,857	522,968
Legg Mason, Inc.	50,934	1,590,669
Moelis & Co., Class A	74,977	4,108,740
Morgan Stanley	207,486	9,662,623

		19,348,050
Chemicals — 2.5%
Air Products & Chemicals, Inc.	53,648	8,961,898
Celanese Corp.	2,585	294,690
DowDuPont, Inc.	1,377	88,555
Eastman Chemical Co.	42,177	4,037,182
Ecolab, Inc.	9,169	1,437,516
WR Grace & Co.	21,990	1,571,405

		16,391,246
Commercial Services & Supplies — 0.4%
Clean Harbors, Inc. (a)	35,083	2,511,241

Communications Equipment — 2.6%
Cisco Systems, Inc.	311,016	15,130,928
Motorola Solutions, Inc.	15,200	1,978,128

		17,109,056
Consumer Finance — 1.9%
Ally Financial, Inc.	33,978	898,718
American Express Co.	35,866	3,819,370
Capital One Financial Corp.	63,723	6,049,224
Discover Financial Services	3,602	275,373
OneMain Holdings, Inc. (a)(b)	40,318	1,355,088

		12,397,773
Containers & Packaging — 0.3%
Packaging Corp. of America	4,814	528,048

Security	Shares	Value
Containers & Packaging (continued)
WestRock Co.	23,555	$1,258,779

		1,786,827
Diversified Consumer Services — 0.2%
H&R Block, Inc.	43,978	1,132,434

Diversified Financial Services — 2.4%
AXA Equitable Holdings, Inc.	127,550	2,735,947
Berkshire Hathaway, Inc., Class B (a)	55,747	11,935,990
Jefferies Financial Group, Inc.	42,102	924,560

		15,596,497
Diversified Telecommunication Services — 2.4%
AT&T Inc.	353,123	11,857,862
Verizon Communications, Inc.	61,230	3,269,070
Zayo Group Holdings, Inc. (a)	10,579	367,303

		15,494,235
Electric Utilities — 3.1%
Evergy, Inc.	76,914	4,224,117
Eversource Energy	89,838	5,519,647
Pinnacle West Capital Corp.	93,167	7,376,963
Portland General Electric Co.	71,610	3,266,132

		20,386,859
Electrical Equipment — 1.3%
AMETEK, Inc.	77,107	6,100,706
Eaton Corp. PLC	5,094	441,803
Rockwell Automation, Inc.	9,309	1,745,624

		8,288,133
Electronic Equipment, Instruments & Components — 0.3%
Dolby Laboratories, Inc., Class A	20,444	1,430,467
National Instruments Corp.	3,148	152,143
TE Connectivity Ltd.	5,561	488,979

		2,071,589
Energy Equipment & Services — 0.6%
Halliburton Co.	67,187	2,723,089
Helmerich & Payne, Inc.	9,592	659,642
TechnipFMC PLC	19,237	601,156

		3,983,887
Equity Real Estate Investment Trusts (REITs) — 5.1%
Highwoods Properties, Inc.	103,636	4,897,837
Host Hotels & Resorts, Inc.	129,368	2,729,665
Outfront Media, Inc.	115,422	2,302,669
Paramount Group, Inc. (b)	4,928	74,363
Park Hotels & Resorts, Inc.	108,534	3,562,086
Prologis, Inc.	137,385	9,313,329
Realty Income Corp.	104,509	5,945,517
Simon Property Group, Inc.	25,139	4,443,318

		33,268,784
Food & Staples Retailing — 2.0%
Walmart, Inc.	135,702	12,743,775

Food Products — 3.0%
Archer-Daniels-Midland Co.	175,912	8,843,096
Hershey Co.	70,505	7,191,510
Kellogg Co.	10,443	731,219
Pilgrim’s Pride Corp. (a)(b)	59,515	1,076,626
Tyson Foods, Inc., Class A	25,969	1,545,935

		19,388,386
Gas Utilities — 0.1%
UGI Corp.	16,472	913,867

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	8,703	638,452
Danaher Corp.	44,881	4,876,769
Masimo Corp. (a)	47,309	5,891,863

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	16,521	$1,625,171
Stryker Corp.	9,066	1,610,847

		14,643,102
Health Care Providers & Services — 3.3%
Aetna, Inc.	8,667	1,758,101
AmerisourceBergen Corp.	22,188	2,046,177
Cardinal Health, Inc.	27,644	1,492,776
Express Scripts Holding Co. (a)	24,366	2,315,014
Humana, Inc.	22,088	7,477,230
McKesson Corp.	23,724	3,146,989
WellCare Health Plans, Inc. (a)	10,636	3,408,732

		21,645,019
Health Care Technology — 0.7%
Veeva Systems, Inc., Class A (a)	44,600	4,855,602

Hotels, Restaurants & Leisure — 3.5%
Carnival Corp.	27,542	1,756,353
Darden Restaurants, Inc.	37,836	4,206,985
Las Vegas Sands Corp.	124,289	7,374,066
McDonald’s Corp.	57,096	9,551,590

		22,888,994
Household Durables — 0.3%
Garmin Ltd.	25,257	1,769,253

Household Products — 1.1%
Church & Dwight Co., Inc.	76,090	4,517,463
Procter & Gamble Co.	30,513	2,539,597

		7,057,060
Insurance — 4.8%
Allstate Corp.	88,411	8,726,166
American Financial Group, Inc.	11,542	1,280,816
Athene Holding Ltd., Class A (a)	33,553	1,733,348
First American Financial Corp.	27,263	1,406,498
Hanover Insurance Group, Inc.	14,333	1,768,262
Hartford Financial Services Group, Inc.	55,197	2,757,642
Lincoln National Corp.	87,542	5,923,092
Progressive Corp.	9,599	681,913
Prudential Financial, Inc.	49,255	4,990,517
Unum Group	59,326	2,317,867

		31,586,121
Internet Software & Services — 0.3%
Facebook, Inc., Class A (a)	6,401	1,052,708
Yelp, Inc. (a)	22,436	1,103,851

		2,156,559
IT Services — 2.2%
Booz Allen Hamilton Holding Corp.	85,883	4,262,373
Fidelity National Information Services, Inc.	79,677	8,690,370
First Data Corp., Class A (a)	46,442	1,136,436

		14,089,179
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	35,327	2,491,967

Machinery — 3.0%
Crane Co.	70,240	6,908,104
Illinois Tool Works, Inc.	22,447	3,167,721
Ingersoll-Rand PLC	22,352	2,286,610
Oshkosh Corp.	19,835	1,413,045
PACCAR, Inc.	86,378	5,890,116

		19,665,596
Media — 1.8%
Comcast Corp., Class A	142,090	5,031,407
Interpublic Group of Cos., Inc.	39,320	899,248

Security	Shares	Value
Media (continued)
Liberty Media Corp. — Liberty SiriusXM, Class A (a)	38,443	$1,669,964
Liberty Media Corp. — Liberty SiriusXM, Class C (a)	14,563	632,762
Tribune Media Co., Class A	11,786	452,936
Viacom, Inc., Class B	88,315	2,981,514

		11,667,831
Metals & Mining — 1.0%
Newmont Mining Corp.	136,825	4,132,115
Reliance Steel & Aluminum Co.	27,671	2,360,060

		6,492,175
Multiline Retail — 1.5%
Target Corp.	107,698	9,500,041

Multi-Utilities — 1.9%
CenterPoint Energy, Inc.	125,553	3,471,540
CMS Energy Corp.	22,233	1,089,417
Consolidated Edison, Inc.	103,720	7,902,427

		12,463,384
Oil, Gas & Consumable Fuels — 9.6%
Anadarko Petroleum Corp.	127,419	8,589,315
Antero Resources Corp. (a)	103,796	1,838,227
Chevron Corp.	29,789	3,642,599
ConocoPhillips	150,688	11,663,251
Continental Resources, Inc. (a)	12,318	841,073
Exxon Mobil Corp.	172,956	14,704,719
Kinder Morgan, Inc.	225,326	3,995,030
Occidental Petroleum Corp.	81,014	6,656,920
Phillips 66	84,822	9,561,136
Plains GP Holdings LP, Class A	22,787	558,965
Suncor Energy, Inc.	12,104	468,304

		62,519,539
Personal Products — 0.3%
Herbalife Nutrition Ltd. (a)	34,078	1,858,955

Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	144,379	8,963,048
Catalent, Inc. (a)	2	91
Eli Lilly & Co.	31,877	3,420,721
Johnson & Johnson	115,807	16,001,053
Merck & Co., Inc.	162,582	11,533,567
Pfizer, Inc.	102,365	4,511,226

		44,429,706
Professional Services — 0.3%
Insperity, Inc.	1,020	120,309
ManpowerGroup, Inc.	23,743	2,040,948

		2,161,257
Road & Rail — 0.4%
Norfolk Southern Corp.	15,859	2,862,549

Semiconductors & Semiconductor Equipment — 3.3%
Broadcom, Inc.	8,585	2,118,177
Intel Corp.	208,085	9,840,340
Maxim Integrated Products, Inc.	119,470	6,736,913
Xilinx, Inc.	31,179	2,499,620

		21,195,050
Software — 1.2%
Dell Technologies, Inc., Class V (a)	2,867	278,443
Microsoft Corp.	18,860	2,157,018
VMware, Inc., Class A (a)	21,477	3,351,701
Zendesk, Inc. (a)	25,800	1,831,800

		7,618,962

40	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail — 0.6%
Penske Automotive Group, Inc.	43,922	$2,081,464
Tiffany & Co.	13,177	1,699,438

		3,780,902
Technology Hardware, Storage & Peripherals — 0.6%
HP, Inc.	116,411	2,999,911
Pure Storage, Inc., Class A (a)	24,694	640,809

		3,640,720
Textiles, Apparel & Luxury Goods — 0.2%
Michael Kors Holdings Ltd. (a)	15,768	1,081,054

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd. (a)	9,988	441,969

Tobacco — 0.4%
Philip Morris International, Inc.	32,716	2,667,663

Trading Companies & Distributors — 0.0%
WESCO International, Inc. (a)	2,773	170,401

Water Utilities — 0.3%
American Water Works Co., Inc.	19,406	1,707,146

Wireless Telecommunication Services — 0.8%
Telephone & Data Systems, Inc.	164,516	5,006,222

Total Long-Term Investments — 99.0% (Cost: $577,984,508)		644,226,020

Security	Shares	Value
Short-Term Securities — 1.3%

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (c)(e)	7,059,315	$7,059,315

SL Liquidity Series, LLC, Money Market Series, 2.26% (c)(d)	1,297,148	1,297,278

Total Money Market Funds — 1.3% (Cost: $8,356,633)		8,356,593

	Par (000)
Time Deposits — 0.0%
United States — 0.0%
Barclays, London, 2.19%, 10/01/18	USD 239	238,784

Total Time Deposits — 0.0% (Cost: $238,784)		238,784

Total Short-Term Investments — 1.3% (Cost: $8,595,417)		8,595,377

Total Investments — 100.3% (Cost: $586,579,925)		652,821,397

Liabilities in Excess of Other Assets — (0.3)%		(1,924,107)

Net Assets — 100.0%		$650,897,290

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	8,148,623	(1,089,308)	7,059,315	$7,059,315	$85,881		$30	$—
SL Liquidity Series, LLC, Money Market Series	—	1,297,148	1,297,148	1,297,278	3,295	(b)	627	(40)

				$8,356,593	$89,176		$657	$(40)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P    Standard & Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	53	12/21/18	$7,735	$8,433

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Value Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$8,433	$—	$—	$—	$8,433

(a)

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain from:
Futures contracts	$—	$—	$1,562,143	$—	$—	$—	$1,562,143

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(123,059)	$—	$—	$—	$ (123,059)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$7,588,673

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$644,226,020	$—	$—	$644,226,020
Short-Term Securities	7,059,315	238,784	—	7,298,099

	$651,285,335	$238,784	$—	$651,524,119

Investments Valued at NAV(b)				1,297,278

Total Investments				$652,821,397

Derivative Financial Instruments(c)
Assets:
Equity contracts	$8,433	$—	$—	$8,433

(a)	See above Schedule of Investments for values in each industry
(b)

As of September 30, 2018, certain investments of the portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

42	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2018

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$3,065,765,157	$644,464,804
Investments at value — affiliated(c)	30,370,653	8,356,593
Cash pledged for futures contracts	1,346,000	326,006
Receivables:
Investments sold	36,819,240	7,553,107
Securities lending income — affiliated	259	133
Contributions from investors	7,531,496	365,717
Dividends — affiliated	46,829	9,826
Dividends — unaffiliated	2,301,144	622,487
Prepaid expenses	329	254

Total assets	3,144,181,107	661,698,927

LIABILITIES
Cash collateral on securities loaned at value	—	1,296,725
Payables:
Investments purchased	37,310,031	7,932,310
Directors’ fees	15,327	5,116
Investment advisory fees	1,088,782	262,590
Other accrued expenses	176,378	122,528
Other affiliates	7,932	2,443
Variation margin on futures contracts	11,112	2,732
Withdrawals to investors	2,382,931	1,177,193

Total liabilities	40,992,493	10,801,637

NET ASSETS	$3,103,188,614	$650,897,290

NET ASSETS CONSIST OF
Investors’ capital	$2,681,445,082	$584,647,385
Net unrealized appreciation (depreciation)	421,743,532	66,249,905

NET ASSETS	$3,103,188,614	$650,897,290

(a) Investments at cost — unaffiliated	$2,644,095,326	$578,223,292
(b) Securities loaned at value	$—	$1,262,472
(c) Investments at cost — affiliated	$30,370,653	$8,356,633

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations

Year Ended September 30, 2018

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

INVESTMENT INCOME
Dividends — affiliated	$444,859	$85,881
Dividends — unaffiliated	52,951,231	16,450,886
Other income	14,210	3,729
Securities lending income — affiliated — net	4,625	3,295
Foreign taxes withheld	(42,933)	(9,131)

Total investment income	53,371,992	16,534,660

EXPENSES
Investment advisory	11,986,215	3,377,624
Accounting services	216,389	76,523
Custodian	89,305	67,847
Professional	53,460	48,233
Directors	59,605	21,837
Printing	3,141	2,268
Miscellaneous	39,599	21,294

Total expenses	12,447,714	3,615,626
Less fees waived and/or reimbursed by the Manager	(21,965)	(4,242)

Total expenses after fees waived	12,425,749	3,611,384

Net investment income	40,946,243	12,923,276

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	89	30
Futures contracts	4,558,670	1,562,143
Investments — affiliated	525	627
Investments — unaffiliated	260,981,998	63,195,126
Foreign currency transactions	238	(378)

	265,541,520	64,757,548

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	(40)
Investments — unaffiliated	128,901,351	(2,166,178)
Futures contracts	(287,051)	(123,059)

	128,614,300	(2,289,277)

Total realized and unrealized gain	394,155,820	62,468,271

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$435,102,063	$75,391,547

See notes to financial statements.

44	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio		Master Advantage Large Cap Value Portfolio
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,946,243	$29,429,298	$12,923,276	$13,600,305
Net realized gain	265,541,520	623,148,962	64,757,548	246,441,746
Net change in unrealized appreciation (depreciation)	128,614,300	(174,186,159)	(2,289,277)	(92,298,869)

Net increase in net assets resulting from operations	435,102,063	478,392,101	75,391,547	167,743,182

CAPITAL TRANSACTIONS
Proceeds from contributions	978,503,162	250,483,883	79,285,811	160,972,728
Value of withdrawals	(572,959,466)	(599,037,768)	(369,098,894)	(265,360,474)

Net increase (decrease) in net assets derived from capital transactions	405,543,696	(348,553,885)	(289,813,083)	(104,387,746)

NET ASSETS
Total increase (decrease) in net assets	840,645,759	129,838,216	(214,421,536)	63,355,436
Beginning of year	2,262,542,855	2,132,704,639	865,318,826	801,963,390

End of year	$3,103,188,614	$2,262,542,855	$650,897,290	$865,318,826

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2018	2017		2016		2015	2014
Total Return
Total return	17.40%	24.06	%(a)	10.34	%(a)	(0.89)%	19.44%

Ratios to Average Net Assets
Total expenses	0.45%	0.49%		0.50%		0.50%	0.50%

Total expenses after fees waived	0.45%	0.49%		0.50%		0.50%	0.50%

Net investment income	1.47%	1.33%		1.25%		1.09%	1.08%

Supplemental Data
Net assets, end of year (000)	$3,103,189	$2,262,543		$2,132,705		$2,153,331	$2,335,503

Portfolio turnover rate	148%	130%		39%		41%	40%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See notes to financial statements.

46	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

	Master Advantage Large Cap Value Portfolio
	Year Ended September 30,
	2018	2017	2016	2015	2014
Total Return
Total return(a)	11.18%	22.05%	10.68%	(1.63)%	18.35%

Ratios to Average Net Assets
Total expenses	0.52%	0.53%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.52%	0.53%	0.54%	0.54%	0.54%

Net investment income	1.87%	1.60%	1.51%	1.33%	1.37%

Supplemental Data
Net assets, end of year (000)	$650,897	$865,319	$801,963	$837,065	$966,351

Portfolio turnover rate	143%	137%	40%	30%	32%

(a)

Includes payment received from a settlement of litigation, which impacted the Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Total return	—	21.92%	10.58%	—	—

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Portfolios.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

48	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Portfolios were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value–unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Master Advantage Large Cap Value Portfolio

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Credit Suisse Securities (USA) LLC	$322,656	$(322,656)	$—
Morgan Stanley & Co. LLC	939,816	(939,816)	—

	$1,262,472	$(1,262,472)	$—

(a)

Cash collateral with a value of $1,296,725 has been received in connection with securities lending agreements for Master Advantage Large Cap Value. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolios. Any additional required collateral is delivered to/pledged by the Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

50	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to of the average daily value of each Portfolio’s net assets at the following annual rates:

Master Advantage Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.45%
In excess of $1 Billion, but not exceeding $3 Billion	0.42
In excess of $3 Billion, but not exceeding $5 Billion	0.41
In excess of $5 Billion, but not exceeding $10 Billion	0.39
In excess of $10 Billion	0.38

Master Advantage Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.49%
In excess of $1 Billion, but not exceeding $3 Billion	0.46
In excess of $3 Billion, but not exceeding $5 Billion	0.44
In excess of $5 Billion, but not exceeding $10 Billion	0.43
In excess of $10 Billion	0.42

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived were as follows:

Master Advantage Large Cap Core Portfolio	$21,965
Master Advantage Large Cap Value Portfolio	4,242

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through January 31, 2021 for Advantage Large Cap Core and January 31, 2019 for Advantage Large Cap Value. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the independent directors who are not “interested persons” of the Portfolio, as defined in the 1940 Act (“Independent Directors”). For the year ended September 30, 2018, there were no fees waived by the Manager.

For the year ended September 30, 2018, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Advantage Large Cap Core Portfolio	$31,287
Master Advantage Large Cap Value Portfolio	8,653

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to securities lending agreement, each Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements   (continued)

Prior to January 1, 2018, each Fund had a different securities lending arrangement.

The share of securities lending income earned by each Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2018, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Advantage Large Cap Core Portfolio	$1,667
Master Advantage Large Cap Value Portfolio	1,259

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Portfolios did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

Purchases	$4,492,433,069	$ 989,664,048
Sales	4,048,630,016	1,260,026,860

8.	INCOME TAX INFORMATION

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

Tax cost	$2,688,072,010	$589,985,480

Gross unrealized appreciation	$ 445,919,027	$ 73,735,663
Gross unrealized depreciation	(37,855,227)	(10,899,746)

Net unrealized appreciation	$ 408,063,800	$ 62,835,917

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment

52	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Portfolios invest in securities or other instruments and may enter into certain transactions and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Portfolio’s prospectus provides details of the risks to which each Portfolio is subject.

The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: The Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

Concentration Risk: As of period end, the Master Advantage Large Cap Value Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of period end, the Master Advantage Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio, and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio of Master Large Cap Series LLC (the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

54	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”), each a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. Each of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund (each, a “Fund” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolios. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds and the interest holders of the Master Portfolios are referred to as “shareholders.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master Portfolio and Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Funds for services; (c) each Master Portfolio’s and/or Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and the Corporation’s adherence to its respective compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Master Portfolio and Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Master Portfolios and the Funds; (g) a summary of aggregate amounts paid by each Master Portfolio and/or Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolios’ and the Funds’ operations.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	55

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio and each Fund as compared with the Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolios and the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Fund. BlackRock and its affiliates provide the Master Portfolios and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Funds. In particular, BlackRock and its affiliates provide the Master Portfolios and the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolios and the Funds, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Master Portfolios and the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Funds’ distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Fund, as applicable. The Board noted that each Fund’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of each Master Portfolio to discuss, the performance of the Master Portfolio and corresponding Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, BlackRock Advantage Large Cap Core Fund ranked in the second quartile against its Performance Peers. The Board noted that effective June 12, 2017, Master Advantage Large Cap Core Portfolio/BlackRock Advantage Large Cap Core Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core Fund to BlackRock Advantage Large Cap Core Fund.

The Board noted that for each of the one-, three- and five-year periods reported, BlackRock Advantage Large Cap Value Fund ranked in the second quartile against its Performance Peers. The Board noted that effective June 12, 2017, Master Advantage Large Cap Value Portfolio/BlackRock Advantage Large Cap Value Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Value Fund to BlackRock Advantage Large Cap Value Fund.

56	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Funds: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as each Master Portfolio’s/ Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Funds. The Board reviewed BlackRock’s estimated profitability with respect to the relevant Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master Portfolios and the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Master Portfolios and the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolios and the Funds, to each Master Portfolio or Fund, as pertinent. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the contractual management fee rate of Master Advantage Large Cap Core Portfolio/BlackRock Advantage Large Cap Core Fund ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock and the Board agreed to a new or lower contractual expense cap on the Fund on a class-by-class basis. The contractual expense cap institution/ reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Master Portfolio’s/Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

The Board noted that the contractual management fee rate of Master Advantage Large Cap Value Portfolio/BlackRock Advantage Large Cap Value Fund ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. In addition, the Board noted that, in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock and the Board agreed to a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The contractual expense cap was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Master Portfolio’s/Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master Portfolios and the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Funds to more fully participate in these economies of scale. The Board considered each Master Portfolio’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolios and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	57

Disclosure of Investment Advisory Agreement  (continued)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC, with respect to each Master Portfolio, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 140 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 140 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 140 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 140 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 140 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 140 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 140 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 140 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 140 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 140 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 140 Portfolios	None

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

60	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’/Portfolios’ Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and

403(b) Plans.

62	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	63

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/18-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$8,160	$8,160	$0	$0	$15,500	$14,007	$0	$0
BlackRock Advantage Large Cap Value Fund	$8,160	$8,160	$0	$0	$15,200	$14,007	$0	$0
Master Advantage Large Cap Core Portfolio	$36,210	$36,202	$0	$0	$13,500	$13,515	$0	$0
Master Advantage Large Cap Value Portfolio	$33,150	$33,142	$0	$0	$13,500	$13,515	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$15,500	$13,107
BlackRock Advantage Large Cap Value Fund	$15,200	$13,107
Master Advantage Large Cap Core Portfolio	$13,500	$13,515
Master Advantage Large Cap Value Fund	$13,500	$13,515

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 4, 2018